Exhibit 10.4

These Buy-Back Arrangements have been filed to provide investors with information regarding their terms. These arrangements are not intended to provide any other factual information about the Tennessee Valley Authority. The representations and warranties of the parties in these Buy-Back Arrangements were made to, and solely for the benefit of, the other parties to these Buy-Back Arrangements. The assertions embodied in the representations and warranties may be qualified by information included in schedules, exhibits, or other materials exchanged by the parties that may modify or create exceptions to the representations and warranties. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

EXECUTION COPY

AMENDED AND RESTATED BUY-BACK ARRANGEMENTS

(Including Loan Purchase)

DATED AS OF APRIL 22, 2010

by and among

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender,

the other Lenders referred to herein,

and

TENNESSEE VALLEY AUTHORITY

TABLE OF CONTENTS
SECTION 1 DEFINITIONS	2
1.1 Certain Defined Terms	2
1.2 Other Interpretive Provisions	2
SECTION 2 BUY-BACK ARRANGEMENTS INCLUDING PURCHASE OF THE LOANS	4
2.1 Notice of Default	4
2.2 Buy-Back Arrangements	4
2.3 Purchase of the Loans	5
2.4 Closing and Escrow of Transfer Documents	5
2.5 Escrow of Notes	6
SECTION 3 REPRESENTATIONS AND WARRANTIES	6
3.1 Representations and Warranties of the Administrative Agent and the Lenders	6
3.2 Representations and Warranties of TVA	7
SECTION 4 ONGOING REPORTING COVENANT, LOAN PURCHASE COVENANT	8
4.1 TVA Financial Reporting	8
4.2 Consummation of Loan Purchase	8
SECTION 5 OBLIGATIONS	9
5.1 Modification of the Loans	9
5.2 Direct Proceeding Against TVA	9
5.3 Security	9
5.4 Cumulative Rights	9
5.5 Continuing Obligation	9
SECTION 6 MISCELLANEOUS	9
6.1 Survival of Agreement	9
6.2 Expenses	10
6.3 Amendments and Waivers	10
6.4 Notices	10
6.5 Severability	10
6.6 Governing Law	10
6.7 Successors and Assigns	11
6.8 Construction	11
6.9 Remedies	11
6.10 Consent to Jurisdiction and Service of Process	11
6.11 Waiver of Jury Trial	12
6.12 Survival of Warranties and Agreements	12
6.13 Entire Agreement	12
6.14 Counterparts; Effectiveness	12
6.15 Waiver	12
6.16 No Novation	13

EXHIBITS
EXHIBIT A	Form of Assignment and Assumption Agreement
EXHIBIT B	Form of Loan Purchase Notice
EXHIBIT C	Form of Assignment of Collateral Assignment Agreement
EXHIBIT D	Form of Escrow Agreement
EXHIBIT E	Form of Allonge
EXHIBIT F	Form of UCC-3 Assignment
EXHIBIT G	How to Find TVA’s Annual and Quarterly Reports
EXHIBIT H	Form of Purchase Price Notice

INDEX OF DEFINED TERMS

Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

Defined Term	Defined in Section
Administrative Agent	Preamble
Agreement	Preamble
Borrower	Preamble
Buy-Back Option	§ 2.2
Credit Agreement	Recitals
Default Date	§ 1.1
Loan Modification	§ 5.1
Loan Purchase Notice	§ 1.1
Escrow Agent	§ 1.1
Escrow Agreement	§ 1.1
Exchange Act	§ 1.1
Generating Facility	Recitals
Guarantor	Preamble
Leased Premises	Recitals
Lender Indemnitees	§ 1.1
Lenders	Preamble
Loan Claims	§ 1.1
Loan Indebtedness	§ 1.1
Loan Purchase	§ 1.1
Loan Purchase Obligation	Recitals
Loan Rights	§ 1.1
Prior Buy-Back Agreement	Preamble
Purchase Price	§ 1.1
Reserved Indemnity Rights	§ 1.1
SEC	§ 1.1
Statement	§ 1.1
Transfer Documents	§ 1.1
TVA	Preamble
TVA Act	§ 1.1

AMENDED AND RESTATED BUY-BACK ARRANGEMENTS
(Including Loan Purchase)

This AMENDED AND RESTATED BUY-BACK ARRANGEMENTS (Including Loan Purchase) (as amended, modified or supplemented from time to time, the “Agreement”)  is entered into as of April 22, 2010, by and among (i) JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender, (ii) such other Lenders as may from time to time become a party to this Agreement (collectively, with the Administrative Agent, the “Lenders”), and (iii) the TENNESSEE VALLEY AUTHORITY (“TVA”), a corporate agency and instrumentality of the United States Government created and existing under and by virtue of the Tennessee Valley Authority Act of 1933, as amended, 16 U.S.C. §§ 831-831ee (2006 & Supp. II 2008).  This Agreement amends and restates in its entirety that certain Buy-Back Arrangement (Including Loan Purchase), dated as of September 30, 2008, between the Administrative Agent, the lenders identified therein and TVA (the “Prior Buy-Back Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to them in that certain Amended and Restated Credit Agreement (as amended, modified or supplemented from time to time, the “Credit Agreement”), dated as of even date herewith, by and among Seven States Southaven LLC (the “Borrower”), Seven States Power Corporation (the “Guarantor”), the Administrative Agent, and the Lenders.

R E C I T A L S:

WHEREAS, pursuant to the Joint Ownership Agreement, the Borrower, as the Guarantor’s designee, purchased from TVA a ninety percent (90%) undivided ownership interest in the Southhaven Power Plant, an 810 megawatt (nominal) gas-fired combined cycle electric generating facility located in DeSoto County, Mississippi, including all equipment, buildings, structures, fixtures, and other improvements (the “Generating Facility”); and

WHEREAS, the Borrower used the proceeds of the Term Loan Facility (as defined in the Existing Credit Agreement) and the Incremental Term Loan A Facility (as defined in the Existing Credit Agreement) to purchase such ownership interest in the Generating Facility; and

WHEREAS, under the Joint Ownership Agreement, TVA, the Guarantor, the Borrower, and Lenders may exercise Buy-Back Arrangements pursuant to which TVA would reacquire the Borrower’s ownership interest in the Generating Facility under terms, conditions, and circumstances as defined in the Joint Ownership Agreement and as defined in the Lease Agreement; and

WHEREAS, under the Lease Agreement TVA leases and operates all of the Borrower’s right, title, and interest in the Generating Facility (the “Leased Premises”); and

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WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to combine the Term Loan Facility and the Incremental Term Loan A Facility (each as defined in the Existing Credit Agreement) under the Existing Credit Agreement into the Term Loan A Facility under the Credit Agreement, to continue the Incremental Term Loan B Facility (as defined in the Existing Credit Agreement) under the Existing Credit Agreement as the Term Loan B Facility under the Credit Agreement, to increase the Incremental Term Loan B Commitment (as defined in the Existing Credit Agreement) to $30,000,000 as the Term Loan B Commitment under the Credit Agreement, to extend the maturity date for each of the Facilities to April 22, 2013, and to make such other modifications to the Loans under the Existing Credit Agreement as described in the Credit Agreement, in each case upon the condition that, in accordance with the Buy-Back Arrangements in Section 5 of the Joint Ownership Agreement, TVA agrees, as provided herein, to buy the Loans at par upon the election of the Administrative Agent upon any exercise of a Buy-Back Option in any circumstance permitted under the Joint Ownership Agreement, including an Event of Default under the Credit Agreement or other Loan Documents; and

WHEREAS, this Agreement is required by Section 5 of the Joint Ownership Agreement; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the Loans.

NOW THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, and amend and restate the Prior Buy-Back Agreement, as follows:

SECTION 1

DEFINITIONS

1.1 Certain Defined Terms.  The terms defined below are used in this Agreement as so defined, as are the terms defined in the preamble and recitals to this Agreement:

“Default Date” means the date on which any one or more Events of Defaults occurs under the Credit Agreement or any one or more of the other Loan Documents.

“Escrow Agent” means JPMorgan Chase Bank, National Association, and its successors and permitted assigns under the Escrow Agreement.

“Escrow Agreement” means that certain Amended and Restated Escrow Agreement, dated as of even date herewith, among TVA, the Administrative Agent, the Borrower, the Lenders, and the Escrow Agent, the form of which is attached hereto as Exhibit D.

“Exchange Act” means the Securities Exchange Act of 1934.

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“Loan Claims” means all claims, suits, causes of action, and any other right of any Lender against any person, whether known or unknown, arising under or in connection with the Loan Documents or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims, and all other claims at law or in equity related to the rights and obligations assigned pursuant to this Agreement.

“Loan Indebtedness” means the unpaid outstanding principal amount of the Loans; accrued and unpaid interest, including default interest but only to the extent TVA receives notice of default pursuant to Section 2.1 below, or comparable notice of default from the Borrower; and all other amounts due in connection with the Loans, including break-funding charges, if any, owed to the Administrative Agent or any Lender under the Credit Agreement or under any of the other Loan Documents.

“Loan Purchase” means the sale by each of the Lenders and the purchase by TVA of all of the Loan Rights of each of the Lenders pursuant to Section 2 of this Agreement.

“Loan Purchase Notice” means a notice delivered by the Administrative Agent in the form of Exhibit B to each of the Borrower, TVA, and the Escrow Agent to trigger the obligation of TVA to consummate the Loan Purchase.

“Loan Rights” means all rights of each and every Lender and their assignees, transferees, and successors in interest under the Credit Agreement and the Loan Documents, including, without limitation, the rights to payment of the Loan Indebtedness and all other obligations and indebtedness owed by the Borrower under such agreements, but expressly excluding the Reserved Indemnity Rights, which shall not be transferred to TVA but shall be retained by the Administrative Agent and the Lenders.

“Purchase Price” means the aggregate price to be paid by TVA for all of the Loan Rights and shall equal the Loan Indebtedness on the date of the Loan Purchase.

“Purchase Price Notice” means a notice delivered by the Administrative Agent in the form of Exhibit H to TVA to evidence the Purchase Price to be paid by TVA to the Administrative Agent for the benefit of the Lenders at the closing of a Loan Purchase.

“Reserved Indemnity Rights” means all rights of each Lender against the Borrower and the Guarantor under Section 8.1 of the Credit Agreement, which rights shall be retained by each Lender after the Loan Purchase and not assigned to TVA pursuant to the Transfer Documents.  For the avoidance of all doubt, the parties agree that TVA shall have no liability for or be under any obligation with respect to such Reserved Indemnity Rights or provide any indemnity to any Indemnitees.

“SEC” means the United States Securities and Exchange Commission, or any governmental authority succeeding to any of its principal functions.

“Statement” means the Statement of Auditing Standards No. 58, as amended, entitled “Reports on Audited Financial Statements.”

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“Transfer Documents” means (i) the Assignment and Assumption Agreements between each Lender and TVA, the form of which is attached hereto as Exhibit A; (ii) the Assignment of Collateral Assignment Agreement, the form of which is attached hereto as Exhibit C; (iii) allonges to the Notes, the form of which is attached hereto as Exhibit E; and (iv) Uniform Commercial Code assignment documents, the form of which is attached hereto as Exhibit F.

“TVA Act” means the Tennessee Valley Authority Act of 1933, as amended, 16 U.S.C. §§ 831-831ee (2006 & Supp. II 2008).

1.2 Other Interpretive Provisions.  References to “Sections” and “Exhibits” shall be to Sections and Exhibits, respectively, of this Agreement unless otherwise specifically provided.  Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.  In this Agreement, “hereof,” “herein,” “hereto,” “hereunder,” and the like mean and refer to this Agreement as a whole and not merely to the specific section, paragraph, or clause in which the respective word appears; words importing any gender include the other gender; references to “writing” include printing, typing, lithography, and other means of reproducing words in a tangible visible form; the words “including,” “includes,” and “include” shall be deemed to be followed by the words “without limitation”; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, supplements, assignments, and other modifications thereto, but only to the extent such amendments, supplements, assignments, and other modifications are not prohibited by the terms of this Agreement or any other Loan Document and, provided further, that no such amendment, supplement, assignment, or other modification shall change, modify, or affect TVA’s rights or obligations under this Agreement unless TVA has given its prior consent in writing; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION 2

BUY-BACK ARRANGEMENTS INCLUDING PURCHASE OF THE LOANS

2.1 Notice of Default.  If the Lenders send notice of any Event of Default under the Credit Agreement to the Borrower, the Lenders shall give TVA comparable, timely, concurrent notice of such Event of Default as specified in Section 6.4 of this Agreement below.

2.2 Buy-Back Arrangements.    Section 5 of the Joint Ownership Agreement is incorporated herein by reference and the arrangements provided for by said Section shall be deemed to be separate Buy-Back Arrangements agreed to by the parties to this Agreement.  TVA and the Lenders expressly recognize that under circumstances as defined in the Joint Ownership Agreement (“Buy-Back Option”), said Section 5 grants to the Lenders, the Borrower, the Guarantor, and TVA certain specified rights to exercise a Buy-Back Option under which TVA would be obligated to purchase the Loan from the Lenders as a part of repurchasing the Leased Premises from the Borrower.  It is further expressly recognized and agreed that as provided for in Section 6 of Supplement No. 1 to the Joint Ownership Agreement and in Section 8.20 of the Credit Agreement, the Lenders are obligated to cooperate with TVA in enforcing any exercise of the Buy-Back Arrangements and in consummating any Buy-Back Closing (as provided for in both the Joint Ownership Agreement and the separate Buy-Back Arrangements of this Section 2.2), by (i) promptly executing all documents necessary to confirm TVA’s purchase of the Loans under Section 5(e) of the Joint Ownership Agreement, (ii) not opposing the exercise of said Buy-Back Arrangements and the consummation of said Buy-Back Closing, and (iii) not opposing any motion to lift the stay or any other action in bankruptcy to allow exercise of said Buy-Back Arrangements and the consummation of said Buy-Back Closing.  Finally, TVA and the Lenders also expressly recognize and agree that purchase of the Loans by TVA pursuant to Joint Ownership Agreement Section 5(e)(i) and Section 2.3 below is a precondition to the actions described in Joint Ownership Agreement Sections 5(e)(ii) and 5(e)(iii).

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2.3 Purchase of the Loans.

(A) Except as described in Section 2.3(B), so long as any Loan Indebtedness is outstanding, upon any exercise of a Buy-Back Option, including upon the occurrence of one or more Events of Default, and regardless of whether consummation of such Buy-Back Option at such time is stayed by a bankruptcy court, at the election of the Administrative Agent exercised by its delivery to each of the Borrower, TVA, and the Escrow Agent of a Loan Purchase Notice, each Lender shall sell all of its interest in, and TVA shall purchase all of, the Loan Rights, for the Purchase Price (as set forth in a Purchase Price Notice delivered by the Administrative Agent to TVA, which shall be conclusive evidence of the amounts due and owing to the Administrative Agent and the Lenders, absent manifest error), which shall be paid by TVA to the Administrative Agent for the benefit of the Administrative Agent and the Lenders in immediately available funds electronically transmitted no later than twenty (20) Business Days after the Loan Purchase Notice is received by TVA.

(B) TVA and the Lenders expressly recognize that Joint Ownership Agreement Section 5(c) provides that if a Buy-Back Option has not been exercised by the end of the period provided in the Joint Ownership Agreement for such exercise, an automatic exercise of a Buy-Back Option shall be deemed to occur.  Accordingly, if any Loan Indebtedness is outstanding on the Maturity Date, each Lender shall sell all of its interest in, and TVA shall purchase all of, the Loan Rights, for the Purchase Price, which shall be paid by TVA to the Administrative Agent for the benefit of the Administrative Agent and the Lenders in immediately available funds electronically transmitted on the Maturity Date.

(C) Any payment by TVA to the Administrative Agent for the benefit of the Administrative Agent and the Lenders under this Agreement shall also be deemed to be a payment by TVA to the Administrative Agent and the Lenders.  TVA is not responsible, and shall not be held responsible, for any failure or delay by the Administrative Agent to make any payment of funds received from TVA to any Lender or other third party.

2.4 Closing and Escrow of Transfer Documents.

(A) The closing of the Loan Purchase will be effected at the offices of the Escrow Agent by the delivery to TVA by the Escrow Agent, on behalf of all of the Lenders, of all Transfer Documents and Notes upon the Escrow Agent’s receipt of written notice from the Administrative Agent that it has received payment of immediately available funds equal to the full Purchase Price.  All of the Loan Rights shall be transferred to and purchased by TVA and paid for in a single closing.

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(B) So as to effectuate a Loan Purchase as soon as possible after the Administrative Agent has elected to trigger a Loan Purchase, the Administrative Agent, the current Lenders and TVA have executed the Transfer Documents and delivered them, along with the Notes, to the Escrow Agent for it to hold pursuant to the terms of the Escrow Agreement.  Each Lender party hereto irrevocably authorizes the Administrative Agent, without further notice to, or consent or authorization from, any Lender, to instruct the Escrow Agent to take all actions necessary and appropriate to effect a Loan Purchase, including, without limitation, dating and delivering to TVA all of the Transfer Documents, together with the Notes.  Any future Lender that joins the Credit Agreement by assignment of an interest in all or a portion of another Lender’s Loan Rights will be required, as a condition to such assignment and simultaneously therewith, to join into this Agreement by executing a counterpart of the same and to deliver to the Escrow Agent all Notes and Transfer Documents for such Lender’s interest in the Loan Rights for retention by the Escrow Agent pursuant to the Escrow Agreement.

(C) Pursuant to the Escrow Agreement, after delivery of the Loan Purchase Notice, the Administrative Agent will direct the Escrow Agent to date the Transfer Documents as of the closing date and to deliver to TVA all of the Transfer Documents, together with the Notes, upon receipt by the Escrow Agent of written notice from the Administrative Agent that it has received payment of immediately available funds equal to the full Purchase Price.  The Administrative Agent will receive such Purchase Price for the benefit of the Lenders.  Upon the Escrow Agent’s receipt of written notice from the Administrative Agent that it has received payment of immediately available funds equal to the full Purchase Price, the Escrow Agent shall immediately deliver to TVA all of the Transfer Documents and Notes.

2.5 Escrow of Notes.  In addition to the Transfer Documents, each Lender has delivered to the Escrow Agent possession of its respective Note(s) from the Borrower.  Notwithstanding the delivery of the Notes to the Escrow Agent, each Lender retains all rights under the Credit Agreement and the Notes, and all payments and dealings with respect to the Notes are to continue as provided in the Credit Agreement, as if the Notes were not held in escrow, until this Agreement and the Escrow Agreement have been terminated.

SECTION 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Administrative Agent and the Lenders.

       (A) The Loan Purchase will be effected WITHOUT RECOURSE TO, OR WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, BY, THE ADMINISTRATIVE AGENT OR ANY LENDER, except that through the execution of this Agreement, and upon delivery of the Transfer Documents by the Escrow Agent to TVA, the Administrative Agent and each Lender will be deemed to represent that:

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(i)           The Administrative Agent or such Lender is duly organized, validly existing, and in good standing under the laws of the United States and has taken all necessary corporate, governmental, and other action to authorize the execution, delivery, and performance  of this Agreement and the Escrow Agreement;

(ii)           The Administrative Agent or such Lender is the owner and holder of its portion of the Loan Rights and the Loan Documents evidencing the Loan Indebtedness and has full and good title to its portion of the Loan Rights, and the Administrative Agent or such Lender has full right, power, and authority (subject to all Applicable Laws limiting the assignment or transfer of Loan Claims) to transfer all of its portion of the Loan Rights to TVA, and all of its Loan Rights and the Loan Documents evidencing the Loan Indebtedness are subject to Transfer Documents that have been executed by the Administrative Agent or such Lender and delivered to the Escrow Agent;

(iii)           The Administrative Agent or such Lender has not executed any release or subordination agreement relating to the Credit Agreement or the Loan Documents and has not transferred or assigned any portion of its Loan Rights prior to the delivery of the Transfer Documents to the Escrow Agent; and

(iv)           The Administrative Agent or such Lender has the full power and authority to engage in the business which it is conducting and to enter into and perform its obligations under this Agreement and the Escrow Agreement.

(B)           Without limiting the generality of the foregoing, neither the Administrative Agent nor any Lender will assume any responsibility with respect to (i) statements, warranties, or representations made in or in connection with the Loan Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower or the Guarantor, or (iv) the performance or observance of the Borrower or the Guarantor of any of their respective obligations under any Loan Document.

3.2 Representations and Warranties of TVA.  The Loan Purchase will be effected WITHOUT RECOURSE TO, OR WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, BY TVA, except that through the execution of this Agreement, and upon delivery of the Transfer Documents by the Escrow Agent to TVA, TVA will be deemed to represent that:

(A)           TVA is a corporate agency and instrumentality of the United States Government created and existing under and by virtue of the TVA Act, and has the full power and authority under the TVA Act to engage in the business that it is conducting and to enter into and perform its obligations under this Agreement and the Escrow Agreement.

(B)           TVA has taken all necessary corporate, governmental, and other action to authorize the execution, delivery, and performance of this Agreement and the Escrow Agreement.

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(C)           TVA has furnished to the Administrative Agent and each Lender by the means described in Exhibit G which is attached, hereto, its most recent filings with the SEC on Forms 10-K and 10-Q filed pursuant to the Exchange Act.  TVA and the Administrative Agent and each Lender acknowledge and agree that such forms are or may in the future be subject to restatement by TVA and that upon any such restatement, such forms will be provided to the Administrative Agent and each Lender by the means described in Exhibit G.  When restated, such Forms 10-K and 10-Q will not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement therein, in light of the circumstances under which it was made, not misleading.  Each of the financial statements in such restated Forms 10-K and 10-Q will have been prepared in accordance with GAAP as applicable to annual and quarterly periods, respectively, and will fairly present in all material respects the financial position of TVA as of the date thereof and the results of the operations of TVA for the period then ended.

(D)           To the extent that in the future TVA furnishes the Administrative Agent and each Lender by the means described in Exhibit G Forms 10-K and 10-Q pursuant to Section 4.1 of this Agreement, the financial statements concerning TVA included in such Forms 10-K and 10-Q will have been prepared in accordance with GAAP as applicable to annual and quarterly periods, respectively,  and present fairly the financial condition of TVA as of the date thereof and the results of its operations for the periods covered thereby and disclose all material liabilities and material contingent obligations of TVA as at the dates thereof required by GAAP to be disclosed therein.

(E)           Without limiting the generality of the foregoing, TVA will not assume any responsibility, except as expressly set forth in this Agreement with respect to the Loan Purchase, with respect to (i) any statements, warranties, or representations made in or in connection with the Loan Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower or the Guarantor, or (iv) the performance or observance of the Borrower or the Guarantor of any of their respective obligations under any Loan Document.

SECTION 4

ONGOING REPORTING COVENANT; LOAN PURCHASE COVENANT

4.1 TVA Financial Reporting.  TVA will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (it being understood that GAAP provides for correction of errors and that quarterly financial statements are subject to year-end adjustments and are not required to have footnote disclosures).  TVA hereby covenants and agrees that so long as this Agreement is in effect, it shall furnish the periodic reports described below to the Administrative Agent and to each Lender in the manner described in Exhibit G.

4.2 Consummation of Loan Purchase.  TVA hereby covenants and agrees that so long as this Agreement is in effect, it shall not purchase any of the Borrower’s ownership interest in the Generating Facility prior to it consummating a purchase of all of the Loan Rights in accordance with Section 2.1 of this Agreement.

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SECTION 5

OBLIGATIONS

5.1 Modification of the Loans.  The obligations of TVA under this Agreement, including, without limitation, the obligation to effect the Loan Purchase and pay the Purchase Price, will not in any manner be directly or indirectly affected, changed, or revised in any way without TVA’s prior written consent.  TVA may withhold such consent, in TVA’s sole and exclusive discretion, with respect to any matter affecting its obligations, including but not limited to matters related to this Agreement, the Loan Rights, the Purchase Price, or the renewal, extension, or modification of the terms of any of the Loan Indebtedness or any instrument or agreement evidencing the same, including an increase in the principal amount of the Loan Indebtedness or an increase in the interest rate charged thereon, in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents or the acceptance by the Administrative Agent or any Lender of other credit support or security for the Loan Indebtedness (collectively a “Loan Modification”).  Any Loan Modification made without TVA’s prior written consent shall not affect or be binding upon TVA or increase, alter, amend, modify, or affect TVA’s obligations and liabilities under this Agreement in any respect.  Any waiver of, or delay in exercising any rights or remedies against the Borrower or the Guarantor, by the Administrative Agent or the Lenders, and any change to the LIBO Rate or the Base Rate that occurs without amendment to the provisions of the Credit Agreement shall not constitute a Loan Modification.

5.2 Direct Proceeding Against TVA.  The obligations of TVA to effect the Loan Purchase under this Agreement are not contingent upon the pursuit by the Administrative Agent or any Lender of any remedies against the Borrower, the Guarantor, or any other Person, nor against any security or lien available to the Administrative Agent or any Lender, their successors, successors-in-title, endorsees, or assigns.

5.3 Security.  The obligations of TVA under this Agreement shall not in any manner be affected by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, or other security for any of the Loan Indebtedness.

5.4 Cumulative Rights.  All of the rights and remedies of a party to this Agreement shall be cumulative, and any failure of such a party to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

5.5 Continuing Obligation.  This Agreement shall be a continuing one and shall be binding upon TVA until the Loan Indebtedness is paid finally and in full.

SECTION 6

MISCELLANEOUS

6.1 Survival of Agreement.  This Agreement shall survive and have continuing effect until (i) termination by an express writing signed by the Administrative Agent and TVA or (ii) the full consummation of the Buy-Back Arrangements provided for by the Joint Ownership Agreement or by this Agreement.

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6.2 Expenses.  All legal and other costs incurred in connection with this Agreement and the transactions contemplated hereby shall be the responsibility of the party incurring such expense, except as otherwise expressly provided herein.

6.3 Amendments and Waivers.  Except as otherwise provided herein, no amendment, modification, termination, or waiver of any provision of this Agreement, or consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by TVA and the Requisite Lenders.

6.4 Notices.  Any required notice or other communication shall be in writing addressed to the respective party as set forth below and may be personally delivered, telecopied, sent by overnight courier service, or U.S. mail and shall be deemed to have been given:  (i) if delivered in person, when delivered; (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 2:00 p.m. (New York City time) and otherwise on the Business Day next succeeding the date of transmission; (iii) if delivered by overnight courier, two days after delivery to the courier properly addressed; or (iv) if delivered by U.S. mail, four Business Days after deposit with postage prepaid and properly addressed.

Notices shall be addressed as follows:

If to TVA:	Treasurer
Tennessee Valley Authority
400 W. Summit Hill Drive, WT 4C-K
Knoxville, TN 37902
Fax: 865-632-6673

With a copy to:	Tennessee Valley Authority
400 W. Summit Hill Drive, WT 3D-K
Knoxville, TN 37902
Attn: Senior Vice President, Commercial Operations & Pricing
Fax: 865-632-2602

If to a Lender or the Administrative Agent:	To the address set forth on the signature page hereto

6.5 Severability.  The invalidity, illegality, or unenforceability in any jurisdiction of any provision under this Agreement shall not affect or impair the remaining provisions in this Agreement or any such invalid, unenforceable, or illegal provision in any jurisdiction in which it is not invalid, unenforceable, or illegal.

6.6 Governing Law.  This Agreement shall, to the extent not inconsistent with Federal law, be governed by and shall be construed and enforced in accordance with the internal laws of the State of New York without regard to conflicts of law principles that require or permit application of the laws of any other state or jurisdiction.

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6.7 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, each of the Incremental Term Loan Lenders (as defined in the Credit Agreement) and their respective successors and assigns; provided, however, that (a) without the prior specific written consent of TVA, neither the Administrative Agent nor any Lender may assign any of its rights or delegate any of its duties under this Agreement and (b) without the prior specific written consent of the Administrative Agent and each Lender, TVA may not assign any of its rights or delegate any of its duties under this Agreement; provided, however, that TVA’s consent to any such assignment shall not be required in connection with an assignment by any Lender of all or a portion of its Loan Commitments or Loans in accordance with the terms of the Credit Agreement and Section 2.4(B) of this Agreement.

6.8 Construction.  The Administrative Agent, each Lender, and TVA acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Administrative Agent, each Lender, and TVA.

6.9 Remedies.  The rights and remedies specified in any provision of this Agreement are in addition to all other rights and remedies that TVA, the Administrative Agent, and the Lenders may have, including any right to equitable relief and any right to sue for damages as a result of a breach of this Agreement (whether or not any such party elects to terminate this Agreement), and all such rights and remedies are cumulative.  Without limiting the foregoing, no exercise of a remedy shall be deemed an election excluding any other remedy (any such claim by any party to this Agreement being hereby waived).  Each party to this Agreement acknowledges and agrees that in the event it fails to fulfill its obligations under this Agreement, each party to this Agreement affected by such failure would suffer irreparable harm and damages would not be an adequate remedy, and accordingly such affected parties shall be entitled to an injunction or injunctions to prevent a breach of this Agreement and to enforce specifically the terms and provisions of this Agreement.

6.10 Consent to Jurisdiction and Service of Process.

(A)           The parties to this Agreement hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal Court, Southern District of New York with respect to any action or proceeding arising out of or relating to this Agreement, the Escrow Agreement, or any Loan Documents.  Each such party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such courts and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action, or proceeding brought in any such court, personal jurisdiction of such courts, or that such court is an inconvenient forum.  Nothing herein shall limit the right of any such party to bring proceedings against any other such party or parties in the courts of any other jurisdiction.

(b)           Each party to this Agreement hereby agrees that service of the summons and complaint and all other process that may be served in any such suit, action, or proceeding may be effected by mailing by registered mail, return receipt requested, a copy of such process to TVA at the address to which notices to TVA are then to be sent pursuant to Section 6.4 and, with respect to such a party not listed in Section 6.4, pursuant to any other notice provision in the Credit Agreement or any of the Loan Documents, and that personal service of process shall not be required.  Nothing herein shall be construed to prohibit service of process by any other method permitted by law.

11

6.11 Waiver of Jury Trial.  TVA, the Administrative Agent, and each Lender hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement, any of the other Loan Documents, or any dealings between them relating to the subject matter of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims.  TVA, the Administrative Agent, and each Lender acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings.  TVA, the Administrative Agent, and each Lender further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and the waiver shall apply to any subsequent amendments, renewals, supplements, or modifications to this Agreement, the Loan Documents, or to any other documents or agreements relating to the Loan. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.  TVA, the Administrative Agent, and each Lender also waive any bond or surety or security upon such bond that might, but for this waiver, be required of the Administrative Agent and each Lender.

6.12 Survival of Warranties and Agreements.  All agreements, representations, and warranties made herein shall survive the execution and delivery of this Agreement.

6.13 Entire Agreement.  This Agreement and the exhibits attached hereto embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.

6.14 Counterparts; Effectiveness.  This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.  This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

6.15 Waiver.  No waiver by any party of one or more defaults in the performance of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like kind or different character.

12

6.16 No Novation.  The amendment and restatement of the Prior Buy-Back Agreement by this Agreement shall not constitute a novation or termination of the obligations and covenants of TVA thereunder, but shall constitute an amendment and restatement of the obligations and covenants of TVA under such Prior Buy-Back Agreement and TVA hereby reaffirms all such obligations and covenants under the Prior Buy-Back Agreement as amended and restated hereby.

[Signature pages follow]

13

IN WITNESS WHEREOF, the parties hereto have each executed this Agreement on the dates set forth below to be effective for all purposes as of the date first written above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:  /s/ Heather Talbott
Name:  Heather Talbott
Title:    Executive Director
Date:    April  22, 2010

Address:

JPMorgan Chase Bank, National
Association
383 Madison Avenue, 8th Floor
Mail Code NY1-MO76
New York, New York 10179
Attn:  Heather Talbott
Fax:  (917) 464-2427

COBANK, ACB, as a Lender

By:  /s/ Brett A. Challenger
Name:  Brett A. Challenger
Title:    Vice President
Date:    April  22, 2010

Address:

CoBank, ACB
Energy Services Group
5500 S. Quebec Street
Greenwood Village, Colorado 80111
Attn:  Brett A. Challenger
Fax:  (303) 796-1523

[Signatures continue on following page]

[Signature Page to Amended and Restated Buy-Back Arrangements
(Including Loan Purchase)]

14

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger  to Wachovia Bank, National Association), as a Lender

By: /s/ Patrick Hennessey
Name:  Patrick Hennessey
Title:    Senior Vice President
Date:    April 22, 2010

Address:

Wells Fargo Bank, National Association
360 Interstate North Parkway
Suite 500, G0147-054
Atlanta, Georgia 30339
Attn: Mike Wilson
Fax: (678) 589-4315

With a copy to:

Wells Fargo Bank, National Association
7711 Plantation Road
Roanoke, Virginia 24019
Attn: Specialized Loans
Fax: (704) 715-0099

TENNESSEE VALLEY AUTHORITY

By:  /s/ John G. Trawick
Name:           John G. Trawick
Title:             Senior Vice President,
      Commercial Operations & Pricing
Date:            April 22, 2010

[Signature Page to Amended and Restated Buy-Back Arrangements
(Including Loan Purchase)]

15

EXHIBIT A

Form of Assignment and Assumption Agreement

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date set forth below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above, but excluding all rights of the Assignor against the Borrower and the Guarantor under Section 8.1 of the Credit Agreement (the “Reserved Indemnity Rights”) (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above, but excluding the Reserved Indemnity Rights, being referred to herein collectively as the “Assigned Interest”); provided, that the Assignee shall have no liability for or be under any obligation with respect to such Reserved Indemnity Rights.  Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor:	[NAME OF LENDER]

2. Assignee:	Tennessee Valley Authority

3. Borrower:	Seven States Southaven, LLC

4. Administrative Agent	JPMorgan Chase Bank, National Association,
as the administrative agent under the Credit Agreement

5. Credit Agreement:
The Amended and Restated Credit Agreement, dated as of April 22, 2010, among Seven States Southaven, LLC, Seven States Power Corporation, JPMorgan Chase Bank, National Association, as Administrative Agent and a Lender, and the Lenders as may from time to time become a party thereto.

[Remainder of page intentionally left blank.]

6.            Assigned Interest:

Assignor	Assignee	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/Loans
[NAME OF LENDER]	Tennessee Valley Authority	[Term Loan A/B]	$	$	%

Effective Date:   _____________ ___, 20___ [TO BE INSERTED BY THE ESCROW AGENT AT THE DIRECTION OF THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF LENDER]

By:______________________________
   Title:

ASSIGNEE:

TENNESSEE VALLEY AUTHORITY

By:______________________________
   Title:

Consented to and Accepted:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By_________________________________
  Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.  Representations and Warranties.

1.1  Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; (b) assumes no responsibility with respect to (i) any statements, warranties or representations made by other parties in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower or the Guarantor, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower or the Guarantor, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document; and (c) delivers the Note held by or on behalf of the Assignor together with an allonge containing an endorsement in favor of the Assignee.

1.2.  Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 7.1(B) of the Credit Agreement (subject to such consents, if any, as may be required under Section 7.1(B)(3) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 2.11 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.  Payments.  From and after the Effective Date, the Assignee, in its capacity as the Administrative Agent, shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date.

3.  General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B

Form of Loan Purchase Notice

______ __, 20__

Tennessee Valley Authority
400 W. Summit Hill Drive, WT 4C-K
Knoxville, TN 37902
Attn:  Treasurer
Fax:  865-632-6673

Tennessee Valley Authority
400 W. Summit Hill Drive, WT 3D-K
Knoxville, TN  37902
Attn:  Senior Vice President, Commercial Operations & Pricing
Fax:  865-632-2602

Seven States Southaven, LLC
1206 Broad Street
Chattanooga, Tennessee 37402
Attn:  President and CEO

[JPMorgan Chase Bank, National Association
WorldWide Securities Services
4 New York Plaza, 21st Floor
New York, New York 10017]1

Re:           Loan Purchase Notice

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Buy-Back Arrangements (Including Loan Purchase), dated as of April 22, 2010 (as amended, restated, supplemented or otherwise modified, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement), among Tennessee Valley Authority, JPMorgan Chase Bank, National Association, and the other Lenders identified therein.

This notice constitutes a “Loan Purchase Notice” delivered pursuant to Section 2.3(A) of the Agreement.  The undersigned will separately deliver a Purchase Price Notice indicating the Purchase Price to be paid by TVA on the closing of the Loan Purchase to occur no later than twenty (20) Business Days after this Loan Purchase Notice is received by TVA.

Very truly yours,

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
as Administrative Agent

By: __________________________
Name:
Title:

1 If applicable, replace with appropriate name and address information for Escrow Agent.

B-1

EXHIBIT C

Form of Assignment of Collateral Assignment Agreement

This Instrument Prepared By:	Indexing Instructions:
Kenneth A. Rutherford, Esq.	Part of Section 15, Township 1 South,
MS Bar # 5749	Range 8 West
Daniel Coker Horton & Bell, P.A	DeSoto County, Mississippi
265 North Lamar Boulevard, Suite R	Part of Section 16, Township 1 South
Post Office Box 1396	Range 8 West
Oxford, Mississippi 38655-1396	DeSoto County, Mississippi
Telephone Number: (662) 232-8979
Facsimile Number: (662) 232-8940

ASSIGNMENT OF COLLATERAL ASSIGNMENT OF CERTAIN RIGHTS UNDER, AND CERTAIN AGREEMENTS AS TO, JOINT OWNERSHIP AGREEMENT AND LEASE AGREEMENT

FOR VALUE RECEIVED, the undersigned, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Assignor”), having a mailing address at 270 Park Avenue, New York, New York 10017, hereby grants, assigns, sells, conveys, transfers, delivers and sets over unto TENNESSEE VALLEY AUTHORITY, a corporate agency and instrumentality of the United States of America, created and existing under and by virtue of the Tennessee Valley Authority Act of 1933, as amended, 16 U.S.C. §§ 831-831ee (2006 & Supp. II 2008) (“Assignee”), having a mailing address at 400 West Summit Hill Drive, WT 6A-K, Knoxville, TN 37902, without representation or warranty, express or implied, the following:

All right, title and interest of Assignor under that certain Collateral Assignment of Certain Rights Under, and Certain Agreements as to, Joint Ownership Agreement and Lease Agreement, by Seven States Southaven, LLC in favor of Assignor, dated as of September 30, 2008, and filed of record in Deed Book 128, page 487, in the office of the Chancery Court Clerk of DeSoto County, Mississippi.

Executed as of (but not necessarily on) the effective date specified below.

Effective ____________________, 20__.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association

By:_________________________________
Name:  Heather Talbott
Title:    Executive Director

STATE OF NEW YORK              §

COUNTY OF NEW YORK          §

Acknowledged before me this _____ day of ________, 20___, by ___________, _____________ of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, on behalf of said entity.

(Notary Seal)

___________________________________
Printed Name: ________________________
Notary Public for State of _______________
My Commission expires: ________________

EXHIBIT A

SOUTHAVEN COMBUSTION TURBINE SITE

Mississippi Parcel 1 (Acquisition Tract SCBTS-1)

A parcel of land lying in the SW1/4 of Section 15 Township 1 South Range 8 West in Desoto County, State of Mississippi, being on the Southaven Combustion Turbine Site and at the intersection of Tulane Road and Stateline Road, as shown on US-TVA Drawing No. 112 MS 422 B 100(D) R.0 and being more particularly described as follows:

Commencing at a concrete monument (found) (Coordinates: N. 275,703.11, E. 750,567.00), being NGS MON 153; thence S42°05'16"E, 13,353.72 feet to an angle iron (set) on the accepted Mississippi-Tennessee state line being corner No. SCBTS-1 and the Point of Beginning:

Thence leaving the point of beginning and said Mississippi-Tennessee state line S02°11'31"W, 1,100.72 feet to a rebar (found) in the northern right of way of Stateline Road, being corner No. SCBTS-2; thence continuing with said right of way for the following two calls;
N87°47'07"W, 304.06 feet to a rebar (found), being corner No. SCBTS-3;
thence N87°47'41"W, 104.99 feet to a (3/8") rebar (found), being corner No. SCBTS-6;
thence leaving said right of way N02°12'24"E, 206.98 feet to a (3/8") rebar (found), being corner No. SCBTS-5; thence parallel with north right of way of Stateline Road N87°48'27"W, 1,260.36 feet to rebar with cap (found) and stamped “THY INC. #888” in the eastern right of way of Tulane Road, being corner No. SCBTS-7; thence with said right of way N02°15'03"E, 899.31 feet to a rebar with cap (found) on the accepted Mississippi-Tennessee state line, being corner No. SCBTS-8; thence leaving said right of way and with said state line S87°36'39"E, 1,668.44 feet to the point of beginning and containing 36.29 acres.

Located on VTM Quad Horn Lake, MS.

Positions of corners and directions of lines are referred to the Tennessee Lambert State Coordinate System and NAD 83 (2007) Horizontal Datum.

This description was prepared from an ALTA survey dated May 1, 2000 and a survey dated December 18, 2007 by:

Tennessee Valley Authority
MR 4B-C
Chattanooga, TN 37402-2801

Said real estate was acquired by virtue of the deeds dated September 26, 2008 and April 17, 2009, from the United States of America, by and through its legal agent, the Tennessee Valley Authority, and filed of record in Deed Book 594, page 475 and in Deed Book 606, page 527, respectively, in the office of the Chancery Court Clerk of DeSoto County, Mississippi.

Mississippi Parcel 2 (Acquisition Tract SCBTS-2)

A parcel of land lying in the SE1/4 of Section 16 Township 1 South Range 8 West in Desoto County, State of Mississippi, being on the Southaven Combustion Turbine Site and at the intersection of Tulane Road and Stateline Road, as shown on US-TVA Drawing No. 112 MS 422 B 100(D) R.0 and being more particularly described as follows:

Commencing at a concrete monument (found) (Coordinates: N. 275,703.11, E. 750,567.00), being NGS MON 153; thence S33°33'03"E, 12,943.26 feet to a rebar (found) in the west right of way of Tulane Road, being corner No. SCBTS-9 and the Point of Beginning:

Thence leaving the point of beginning and said right of way N87°55'13"W, 225.69 feet to a nail (60d) (found), being corner No. SCBTS-10;
thence N87°42'13"W, 420.76 feet to a rebar without cap (found), being corner No. SCBTS-11;
thence N02°36'46"E, 209.28 feet to a rebar without cap (found), being corner No. SCBTS-12; thence N87°28'38"W, 210.14 feet to an iron pipe (1.5") (found), being corner No. SCBTS-13;
thence S02°13'39"W, 209.42 feet to a pin (found), being corner No. SCBTS-14;
thence S02°43'42"W, 155.47 feet to a rebar with cap (found) in the north right of way of Stateline Road, being corner No. SCBTS-15;
thence with road said right of way N87°43'40"W, 415.16 feet to a rebar (found), being corner No. SCBTS-16;
thence N02°24'39"E, 673.73 feet to an iron pipe (1.5") (found), being corner No. SCBTS-17; thence S87°35'36"E, 434.83 feet to a rebar (found), being corner No. SCBTS-18;
thence N02°19'08"E, 435.00 feet to a rebar (found) on the accepted Mississippi-Tennessee state line, being corner No. SCBTS-19;
thence with said state line for the following calls:
S87°35'34"E, 311.41 feet to an angle iron (set), being corner No. SCBTS-26;
thence S87°35’28”E, 523.19 feet to an iron pipe (found) in the west right of way of Tulane Road, being Corner No. SCBTS-20;
thence leaving said state line and with said road right of way S02°15'57"W, 206.15 feet to a rebar (found), being corner No. SCBTS-21;
thence leaving said right of way N87°38'49"W, 158.80 feet to a rebar (found), being corner No. SCBTS-22;
thence S02°07'35"W, 209.14 feet to an iron pipe (found), being corner No. SCBTS-23;
thence S87°29'48"E, 158.20 feet to a rebar (found) in the western right of way of Tulane Road, being corner No. SCBTS-24;
thence with said road right of way S02°15'14"W, 534.74 feet to the point of beginning and containing 23.14 acres.

Located on VTM Quad Horn Lake, MS.

Positions of corners and directions of lines are referred to the Tennessee Lambert State Coordinate System and NAD 83 (2007) Horizontal Datum.

This description was prepared from an ALTA survey dated May 1, 2000 and a survey dated December 18, 2007 by:

Tennessee Valley Authority
MR 4B-C
Chattanooga, TN 37402-2801

Said real estate was acquired by virtue of the deeds dated September 26, 2008 and April 17, 2009, from the United States of America, by and through its legal agent, the Tennessee Valley Authority, and filed of record in Deed Book 594, page 475 and in Deed Book 606, page 527, respectively, in the office of the Chancery Court Clerk of DeSoto County, Mississippi.

Mississippi Parcel 3 – Transmission Line Easement (Acquisition Tract SCBTS-4-TL)

An easement for transmission line purposes as described in that certain Transmission Line Easement dated November 21, 2000, between Entergy Mississippi, Inc. and Southaven Power, LLC, recorded December 8, 2000 in Deed Book 384, page 81 over, under and across a parcel of land lying in the SE1/4 of Section 16 Township 1 South Range 8 West in Desoto County, State of Mississippi, being on the Southaven Combustion Turbine Site, as shown on US-TVA Drawing No. 112 MS 422 B 100(D) R.0 and being more particularly described as follows:
Commencing at a concrete monument (found) (Coordinates: N. 275,703.11, E. 750,567.00), being NGS MON 153; thence S29°12'19"E, 12,075.19 feet to a point in the western line of tract SCBTS-2, being corner SCBTS-33 and the Point of Beginning:

Thence leaving the point of beginning and said western line of tract SCBTS-2 N89°54'39"W, 417.53 feet to a point, being corner No. SCBTS-34;
thence N44°04'03"W, 81.72 feet to a point, being corner No. SCBTS-35;
thence N45°55'57"E, 150.00 feet to a point, being corner No. SCBTS-36;
thence S44°04’03”E, 18.29 to a point, being Corner No. SCBTS-37;
thence S89°54’39”E, 360.18 to a point, being Corner No. SCBTS-38;
thence S02°24’35”W, 150.12 feet to the point of beginning and containing 1.51 acres.

Located on VTM Quad Horn Lake, MS.

Positions of corners and directions of lines are referred to the Tennessee Lambert State Coordinate System and NAD 83 (2007) Horizontal Datum.

This description was prepared from an ALTA survey dated May 1, 2000 and a survey dated December 18, 2007 by:

Tennessee Valley Authority
MR 4B-C
Chattanooga, TN 37402-2801

Said real estate was acquired by virtue of the deeds dated September 26, 2008 and April 17, 2009, from the United States of America, by and through its legal agent, the Tennessee Valley Authority, and filed of record in Deed Book 594, page 475 and in Deed Book 606, page 527, respectively, in the office of the Chancery Court Clerk of DeSoto County, Mississippi.

EXHIBIT D

Form of Escrow Agreement

AMENDED AND RESTATED ESCROW AGREEMENT

DATED AS OF APRIL 22, 2010

by and among

SEVEN STATES SOUTHAVEN, LLC,

TENNESSEE VALLEY AUTHORITY,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender,

the other Lenders referred to herein,

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Escrow Agent

TABLE OF CONTENTS
SECTION 1 ESCROW	2
1.1 Appointment of Escrow Agent	2
1.2 Delivery of Escrow Documents to Escrow Agent	2
SECTION 2 RELEASE OF ESCROW DOCUMENTS; TERM OF AGREEMENT	3
2.1 Loan Purchase Documents	3
2.2 Buy-Back Documents	3
2.3 Consummation of Loan Purchase Condition Precedent to Consummation of Buy-Back	3
2.4 Termination of Escrow	3
SECTION 3 THE ESCROW AGENT	4
3.1 Escrow Agent	4
3.2 Indemnification	5
3.3 Resignation of Escrow Agent	5
3.4 Receipt	6
3.5 Fees	6
SECTION 4 MISCELLANEOUS	7
4.1 Notices	7
4.2 Exhibits	8
4.3 Assignment; Successors in Interest	8
4.4 Number; Gender	8
4.5 Captions	8
4.6 Controlling Law; Amendment	8
4.7 Consent to Jurisdiction	8
4.8 Severability	9
4.9 Counterparts	9
4.10 Waiver	9
4.11 Integration	9

EXHIBITS
EXHIBIT A	Loan Purchase Documents
EXHIBIT B	Buy-Back Documents
EXHIBIT C	Form of Loan Purchase Notice
EXHIBIT D	Form of Buy-Back Notice
EXHIBIT E	Fees
EXHIBIT F	Authorized Signatories

AMENDED AND RESTATED ESCROW AGREEMENT

      This AMENDED AND RESTATED ESCROW AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of April 22, 2010, is entered into by and among (i) SEVEN STATES SOUTHAVEN, LLC (“Seven States”), (ii) TENNESSEE VALLEY AUTHORITY (“TVA”), (iii) JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (individually, “JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”) and a lender under the Credit Agreement (as defined below) and as escrow agent (in such capacity, the “Escrow Agent”), and (iv) such other lenders as may from time to time become a party to this Agreement (together with JPMorgan, the “Lenders”) (each, a “Party” and collectively, the “Parties”).  This Agreement amends and restates in its entirety that certain Escrow Agreement, dated as of September 30, 2008, by and among Seven States, TVA, the Administrative Agent, and the lenders party thereto (as amended, modified or supplemented from time to time prior to the date hereof, the “Prior Escrow Agreement”).  Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in that certain Amended and Restated Credit Agreement, dated as of the date hereof, among Seven States, as borrower, Seven States Power Corporation, as guarantor, JPMorgan, as administrative agent and a Lender, and the other Lenders (as amended, modified or supplemented from time to time, the “Credit Agreement”), as such terms are defined in the Credit Agreement on the date hereof.  No amendment, restatement, supplement or other modification of any terms defined in the Credit Agreement shall have any effect whatsoever on the meanings of such terms as used herein.  The meanings of such terms defined by reference to the Credit Agreement shall survive any termination or expiration of the Credit Agreement and shall retain such meaning as defined in the Credit Agreement on the date hereof.

R E C I T A L S:

WHEREAS, pursuant to the Joint Ownership Agreement and using a portion of the proceeds from the Existing Credit Agreement, Seven States, as the designee of Seven States Power Corporation, purchased from TVA a ninety percent (90%) undivided ownership interest in the Southaven Power Plant;

WHEREAS, pursuant to the Credit Agreement and subject to the terms and conditions therein, JPMorgan and the Lenders have agreed to combine the Term Loan Facility and the Incremental Term Loan A Facility (each as defined in the Existing Credit Agreement) under the Existing Credit Agreement into the Term Loan A Facility under the Credit Agreement, to continue and increase the Incremental Term Loan B Facility (as defined in the Existing Credit Agreement) under the Existing Credit Agreement as the Term Loan B Facility in the amount of $30,000,000 under the Credit Agreement, to extend the maturity date for each of the Facilities to April 22, 2013, and to make such other modifications to the Loans under the Existing Credit Agreement as described in the Credit Agreement;

WHEREAS, (a) under the Joint Ownership Agreement, Seven States may, at any time, require TVA to repurchase all of Seven States’ ownership interest in the Southaven Power Plant, (b) upon the occurrence of certain circumstances described in the Joint Ownership Agreement, TVA may require that Seven States sell such ownership interests to TVA, and (c) under the Joint Ownership Agreement and the Credit Agreement, the Administrative Agent may cause TVA to repurchase such ownership interests upon the occurrence of an “Event of Default” under the Credit Agreement (any such repurchase or sale being referred to herein as a “Buy-Back”);

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WHEREAS, TVA, the Administrative Agent and the Lenders have entered into an agreement titled Amended and Restated Buy-Back Arrangements (Including Loan Purchase), dated as of the date hereof (the “Buy-Back Arrangements Agreement”), pursuant to which TVA has agreed to purchase all Loan Rights (as defined therein) under the Credit Agreement (a “Loan Purchase”) upon any election to cause a Buy-Back;

WHEREAS, the parties to the Buy-Back Arrangements Agreement have agreed to deliver to the Escrow Agent executed copies of each of the documents necessary to consummate a Loan Purchase, each of which is listed on Exhibit A hereto (collectively, the “Loan Purchase Documents”);

WHEREAS, TVA and Seven States have agreed to deliver to the Escrow Agent executed copies of each of the documents necessary to consummate TVA’s purchase of all of Seven States’ ownership interest in the Southaven Power Plant to consummate a Buy-Back, each of which is listed on Exhibit B hereto (collectively, the “Buy-Back Documents” and, together with the Loan Purchase Documents, the “Escrow Documents”); and

WHEREAS, the Parties desire that the Escrow Agent act as escrow agent in accordance with the terms hereof, and the Escrow Agent is willing to act in such capacity.

        NOW, THEREFORE, IN CONSIDERATION of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree, and amend and restate the Prior Escrow Agreement in its entirety, as follows:

                   SECTION 7

ESCROW

7.1 Appointment of Escrow Agent.

             The Parties hereby appoint and designate the Escrow Agent as the escrow agent to receive, hold, and distribute the Escrow Documents in accordance with the terms of this Agreement.  The Escrow Agent hereby accepts such appointment and agrees to hold the Escrow Documents in safekeeping and release and transfer the Escrow Documents only in accordance with the terms of this Agreement.  The Escrow Agent shall have no obligation or responsibilities in connection with the Buy-Back Arrangements Agreement, the Joint Ownership Agreement, the Credit Agreement, or any other agreement between any of the parties to any such agreement, other than obligations or responsibilities arising under this Agreement.

7.2 Delivery of Escrow Documents to Escrow Agent.

(A) Initial Delivery.  The Parties (excluding the Escrow Agent) will deliver the Escrow Documents to the Escrow Agent contemporaneously with the execution of this Agreement.  Each of the Lenders irrevocably authorizes the Administrative Agent, without further notice to, or consent or authorization from, any Lender, to instruct the Escrow Agent to take all actions necessary and appropriate to effect a Loan Purchase, including, without limitation, dating and delivering to TVA all of the Loan Purchase Documents.

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(B) Delivery of Documents Pursuant to an Assignment.  Any future Lender that joins the Credit Agreement by assignment of an interest in any Lender’s rights and obligations under the Credit Agreement will be required, as a condition to such assignment to deliver to the Administrative Agent, who in turn shall deliver to the Escrow Agent, (i) executed copies of those additional Transfer Documents (as defined in the Buy-Back Arrangements Agreement) necessary to consummate a Loan Purchase, which additional Transfer Documents (as defined in the Buy-Back Arrangements Agreement) shall become Loan Purchase Documents hereunder, (ii) all promissory notes received by such Lender that evidence any of Seven States’ obligations under the Credit Agreement, and (iii) a counterpart to this Agreement executed by the assignee naming the assignee as a party hereto in its capacity as a Lender.  In the case of any partial assignment of any Lender’s rights and obligations under the Credit Agreement, the assigning Lender shall deliver to the Administrative Agent, who in turn shall deliver to the Escrow Agent, an assignment and assumption agreement in the form attached to the Buy-Back Arrangements Agreement as Exhibit A reflecting such assigning Lender’s reduced pro rata share of such rights and obligations, which shall supersede and replace in its entirety any prior assignment and assumption agreement delivered by such Lender to the Escrow Agent (which prior assignment and assumption agreement shall be identified with specificity in a written notice from the Administrative Agent accompanying the replacement assignment and assumption agreement).  In connection with any full or partial assignment of an interest in any Lender’s rights and obligations under the Credit Agreement, the Administrative Agent shall deliver to the Escrow Agent an amended Exhibit A to this Agreement that describes all Loan Purchase Documents after giving effect to such assignment.

SECTION 8

RELEASE OF ESCROW DOCUMENTS; TERM OF AGREEMENT

8.1 Loan Purchase Documents.

  Upon the Escrow Agent’s receipt of a notice from the Administrative Agent in the form attached hereto as Exhibit C (a “Loan Purchase Notice”), the Escrow Agent shall deliver the Loan Purchase Documents to TVA in accordance with the instructions set forth in the Loan Purchase Notice.

8.2 Buy-Back Documents.

  Upon the Escrow Agent’s receipt of a notice from TVA and Seven States in the form attached hereto as Exhibit D (a “Buy-Back Notice”), the Escrow Agent shall deliver the Buy-Back Documents to TVA in accordance with the instructions set forth in the Buy-Back Notice.

8.3 Consummation of Loan Purchase Condition Precedent to Consummation of Buy-Back.

  Notwithstanding anything to the contrary contained herein, under no circumstances shall a Buy-Back be permitted to occur prior to a consummation of a Loan Purchase.  The Escrow Agent hereby covenants and agrees that so long as this Agreement is in effect, it will not, under any circumstance, release any Buy-Back Document to TVA or any other party at any time prior to the consummation of a Loan Purchase.

8.4 Termination of Escrow.

  The escrow provided for hereunder shall terminate upon the earlier to occur of the following (the “Termination Date”):

(A) Upon the mutual written consent of Seven States, TVA and the Administrative Agent (written notice of which shall be given jointly to the Escrow Agent); or

(B) Upon the release of all of the Escrow Documents and the payment of all wires pursuant to Sections 2.1 through 2.3.

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SECTION 9

                                                                                                                                      THE ESCROW AGENT

9.1 Escrow Agent.

The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied. The Escrow Agent shall exercise only the same level of care and follow only its current procedures related to the custody of the Escrow Documents as it would for any other documents held in escrow by the Escrow Agent and shall have no liability for any damage to the Escrow Documents, except for such damage as results from the Escrow Agent’s gross negligence or willful misconduct.  The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document between the Parties, in connection herewith, if any, including without limitation the Credit Agreement, nor shall the Escrow Agent be required to determine if any person or entity has complied with any such agreements, nor shall any additional obligations of the Escrow Agent be inferred from the terms of such agreements, even though reference thereto may be made in this Agreement.  In the event of any conflict between the terms and provisions of this Agreement and those of the Credit Agreement or any other agreement among the Parties, the terms and conditions of this Agreement shall control with respect to the duties, rights, and obligations of the Parties under this Agreement.  The Escrow Agent shall be obligated for the performance of only such duties as are specifically set forth in this Agreement and may rely, and shall be protected in acting or refraining from acting, on any written notice, request, waiver, consent, or instrument furnished to it in accordance with the terms of this Agreement and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent shall have no duty to determine or inquire into the happening or occurrence of any event or contingency.  The Escrow Agent may consult with and obtain advice from legal counsel of its own choosing as to any provision hereof or its duties hereunder.  Except for gross negligence or willful misconduct, the Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby, nor for action taken or omitted by it in accordance with the advice of its counsel.  In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any Party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to hold the Escrow Documents in accordance with Section 1 of this Agreement until it shall be given a joint direction in writing by the Parties which eliminates such ambiguity or uncertainty to the satisfaction of the Escrow Agent or by a final and non-appealable order or judgment of a court of competent jurisdiction.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

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9.2 Indemnification.

(A) TVA, Seven States and each of the Lenders jointly and severally agree to indemnify, defend and hold the Escrow Agent, its officers, directors, partners, employees and agents (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) harmless from and against any and all losses, claims, damages, demands, expenses and costs, causes of action, judgments or liabilities that may be incurred by the Indemnified Parties arising directly or indirectly out of or in connection with the Escrow Agent’s acceptance or appointment as Escrow Agent hereunder, including the out-of-pocket  legal costs and expenses as such expenses are incurred (including, without limitation, the expenses of any experts, counsel or agents) of investigating, preparing for or defending itself against any action, claim or liability in connection with its performance hereunder.  In no event, however, shall TVA, Seven States or any of the Lenders be obligated to indemnify the Indemnified Parties and save the Indemnified Parties harmless from any fees, expenses, charges and/or liabilities incurred by the Indemnified Parties as a result of their own willful misconduct or gross negligence.

(B) The Parties agree that neither the payment by TVA, Seven States or any of the Lenders of any claim by the Escrow Agent for indemnification hereunder shall impair, limit, modify, or affect, as between TVA, Seven States and the Lenders, the respective rights and obligations of TVA, Seven States and the Lenders under this Agreement, the Buy-Back Arrangements Agreement or the Credit Agreement.  TVA, Seven States and the Lenders agree solely among themselves that any obligation for indemnification under this Section 3.2 shall be borne by TVA, Seven States and the Lenders in proportion to each Party’s respective responsibility, if any, of such loss, damage, liability, cost or expense for which the Escrow Agent is entitled to indemnification, the causation to be determined by mutual agreement, arbitration (if TVA, Seven States and the Lenders agree in writing to submit the dispute to arbitration) or litigation; provided, however, that if no such Party is determined to be responsible for such loss, damage, liability, cost or expense, any obligation for indemnification under this Section 3.2 shall be borne equally between TVA, Seven States and the Lenders.

(C) The Parties agree and acknowledge that the terms of this Section 3.2 shall survive the resignation or removal of the Escrow Agent as provided herein or the termination of this Agreement.

9.3 Resignation of Escrow Agent.

  The Escrow Agent may resign from the performance of its duties hereunder at any time by giving at least fifteen (15) Business Days’ prior written notice to TVA, the Administrative Agent, and Seven States or may be removed, with or without cause, by TVA, the Administrative Agent, and Seven States, acting jointly, at any time by the giving of fifteen (15) Business Days’ prior written notice to the Escrow Agent, and in either the event of such resignation or removal, such written notice shall specify the date by which such resignation or removal is intended to take effect.  Such resignation or removal shall take effect, however, only upon the appointment of a successor escrow agent as provided herein, and no such resignation or removal shall be effective until a successor escrow agent succeeds to and becomes vested with all the rights, powers, privileges, and duties of the retiring Escrow Agent.  Upon any such notice of resignation or removal, TVA, the Administrative Agent, and Seven States, acting jointly, shall appoint a successor escrow agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000, unless otherwise agreed by TVA, the Administrative Agent, and Seven States as evidenced by written instructions executed by TVA, the Administrative Agent and Seven States.  Upon the acceptance in writing of any appointment as the Escrow Agent hereunder by a successor escrow agent, such successor escrow agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement, but shall not be discharged from any liability for actions taken as the Escrow Agent hereunder prior to such succession.  After any retiring Escrow Agent’s resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Escrow Agent under this Agreement.  Notwithstanding anything to the contrary herein, if the Escrow Agent provides notice of resignation and a successor Escrow Agent has not been appointed within forty-five (45) days thereafter, the Escrow Agent shall be entitled to deliver all property held hereunder into the registry of any court of competent jurisdiction in New York and thereupon the Escrow Agent shall be discharged from all further duties as Escrow Agent hereunder.

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9.4 Receipt.

  By its execution of this Agreement, the Escrow Agent acknowledges receipt of the Escrow Documents.

9.5 Fees.

  TVA, Seven States, and the Lenders shall compensate the Escrow Agent for its services hereunder in accordance with Exhibit E attached hereto and, in addition, shall reimburse the Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys’ fees, travel expenses, postage, copying charges, and the like (collectively, the “Fees”) in accordance with such Exhibit E.  All of the compensation and reimbursement obligations set forth in this Section 3.5 shall be payable upon demand by the Escrow Agent and, with respect to the Escrow Agent, shall be a joint and several obligation of TVA, Seven States and the Lenders.  TVA, Seven States, and the Lenders agree, solely among themselves, that (i) the Fees shall be borne equally among TVA, Seven States, and the Lenders, and (ii) if any such Party shall pay more than its share of such Fees, such Party shall have a right of contribution from the other with respect to such Fees paid by that Party.  The obligations of TVA, Seven States, and the Lenders under this Section 3.5 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

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SECTION 10

                                                                                                                                    MISCELLANEOUS

10.1 Notices.

  All notices, communications, and deliveries under this Agreement will be made in writing signed by or on behalf of the Party making the same, will specify the Section under this Agreement pursuant to which it is given or being made, and, subject to Section 4.13 of this Agreement, will be delivered personally or sent by first class registered or certified mail (return receipt requested) (with postage and other fees prepaid) or by a national overnight courier service, in each case to the appropriate addresses set forth below (or to such other address as a Party may designate by notice to the other Parties):

If to TVA: Tennessee Valley Authority 400 West Summit Hill Drive, WT 4C-K Knoxville, TN 37902 Attn: Treasurer Tel: 865-632-3366 Fax: 865-632-6673
   With copies to:

    Tennessee Valley Authority
    400 West Summit Hill Drive, WT 6A-K
    Knoxville, TN 37902
    Attn:        Office of General Counsel
    Tel:           865-632-4131
    Fax:           865-632-3307
    Tennessee Valley Authority
    400 West Summit Hill Drive, WT 3D-K
    Knoxville, TN  37902
    Attn:       Senior Vice President,Commercial
      Operations & Planning
    Tel:           865-632-3241
    Fax:           865-632-2602

If to Seven States: Seven States Southaven, LLC 1206 Broad Street Chattanooga, TN 37402 Attn: President and CEO Tel: 423-756-6511 Fax: 423-267-9424	With a copy to: Miller & Martin, PLLC 832 Georgia Avenue Chattanooga, TN 37402 Attn: Carlos Smith Tel: 423-785-8359 Fax: 423-321-1659
If to Escrow Agent, to: JPMorgan Chase Bank, National Association WorldWide Securities Services 4 New York Plaza, 21st Floor New York, New York 10017 Attn: Ilona A. Kandarova Fax: 212-623-6168
If to a Lender or the Administrative Agent: To the address set forth in the signature page hereto

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          Any such notice, communication, or delivery shall be deemed given or made (a) on the date of delivery, if delivered in person, (b) on the first business day following delivery to a national overnight courier service, or (c) on the fifth business day following it being mailed by registered or certified mail; provided, however, that notwithstanding anything to the contrary herein provided, the Escrow Agent shall not be deemed to have received any notice hereunder prior to its actual receipt thereof.

10.2 Exhibits.

  The Exhibits to this Agreement are hereby incorporated into this Agreement and are hereby made a part of this Agreement as if set out in full in this Agreement.

10.3 Assignment; Successors in Interest.

  No assignment or transfer by any Party of such Party’s rights and obligations under this Agreement will be made except with the prior written consent of the other Parties.  This Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns, and any reference to a Party will also be a reference to a successor or permitted assign.

10.4 Number; Gender.

  Whenever the context so requires, the singular number will include the plural and the plural will include the singular, and the gender of any pronoun will include the other genders.

10.5 Captions.

  The titles and captions contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision of this Agreement.  Unless otherwise specified to the contrary, all references to Sections are references to Sections of this Agreement and all references to Schedules or Exhibits are references to Schedules and Exhibits, respectively, to this Agreement.

10.6 Controlling Law; Amendment.

  This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to its choice of law rules.  This Agreement may not be amended, modified, or supplemented except by written agreement of the Parties.

10.7 Consent to Jurisdiction.

  (A)        Each of the Parties hereby irrevocably consents and agrees that any action, suit, or proceeding arising in connection with any disagreement, dispute, controversy, or claim arising out of or relating to this Agreement or any related document that involves the Escrow Agent (for purposes of this Section, a “Legal Dispute”) shall be brought only to the exclusive jurisdiction of the courts of the State of New York or the federal courts located in the State of New York.  The Parties agree that, after a Legal Dispute is before a court as specified in this Section 4.7 and during the pendency of such Legal Dispute before such court, all actions, suits, or proceedings with respect to such Legal Dispute or any other Legal Dispute, including, without limitation, any counterclaim, cross-claim, or interpleader, shall be subject to the exclusive jurisdiction of such court.  Each of the Parties hereby waives, and agrees not to assert, as a defense in any Legal Dispute, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such court or that its property is exempt or immune from execution, that the action, suit or proceeding is brought in an inconvenient forum or that the venue of the action, suit, or proceeding is improper.  Each Party irrevocably waives the right to trial by jury.  To the extent that in any jurisdiction any Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution attachment (before or after judgment), or other legal process, such Party shall not claim, and it hereby irrevocably waives, such immunity to the extent permitted by federal law.  Each Party agrees that a final judgment in any action, suit, or proceeding described in this Section 4.7 after the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Laws.  Except as otherwise provided herein, any action, suit, or proceeding arising in connection with any disagreement, dispute, controversy, or claim arising out of or relating to the Credit Agreement, the Joint Ownership Agreement, the Buy-Back Arrangements Agreement or any related document that does not involve the Escrow Agent shall be resolved in accordance with the dispute resolution procedures provided in the Credit Agreement, the Joint Ownership Agreement, the Buy-Back Arrangements Agreement or such related document, or if no dispute resolutions procedures are provided in such related document, by any court having venue and jurisdiction with respect to such disagreement, dispute, controversy, or claim.

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(B)        Each Party to this Agreement hereby agrees that service of the summons and complaint and all other process that may be served in any such suit, action, or proceeding may be effected by mailing by registered mail, return receipt requested, a copy of such process to the address of such Party set forth herein.  Nothing herein shall be construed to prohibit service of process by any other method permitted by Applicable Law.

10.8 Severability.

  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by Applicable Law, the Parties waive any provision of Applicable Law that renders any such provision prohibited or unenforceable in any respect.

10.9 Counterparts.

  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts, provided that a counterpart is executed by the Party against whom enforcement is sought.

10.10 Waiver.

  Any agreement on the part of a Party to any extension or waiver of any provision of this Agreement will be valid only if set forth in an instrument in writing signed on behalf of such Party.  A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation, or warranty will not be construed as a waiver of any other covenant, agreement, obligation, condition, representation, or warranty.  A waiver by any Party of the performance of any act will not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

10.11 Integration.

  This Agreement and the documents executed pursuant to this Agreement supersede all negotiations, agreements, and understandings among the Parties with respect to the subject matter of this Agreement.

10.12 Force Majeure.

 No party to this Agreement shall be liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control.

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10.13 Security Procedures.

       Notwithstanding anything to the contrary in Section 4.1, any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer of the Escrow Documents, including but not limited to any such transfer instructions that may otherwise be set forth in a written instruction permitted pursuant to Section 2 of this Agreement, may be given to the Escrow Agent only by confirmed facsimile and no instruction for or related to the transfer of such Escrow Documents, or any portion thereof, shall be deemed delivered and effective unless the Escrow Agent actually shall have received such instruction by facsimile at the number provided to the Parties by the Escrow Agent in accordance with Section 4.1 and as further evidenced by a confirmed transmittal to that number.

In the event transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Exhibit F  hereto and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.  Each transfer instruction shall be executed by an authorized signatory, a list of such authorized signatories is set forth on Exhibit F.  The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Exhibit F, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of TVA’s or Seven States’ executive officers (the “Executive Officers”), as the case may be, as the Escrow Agent may select, which shall include the titles of Chief Financial Officer and Executive Vice President, Financial Services, Senior Vice President and Treasurer, and Vice President, Strategy, Pricing and Contracts, with respect to TVA, and the titles of President and Chief Executive Officer, Vice President, Secretary, and Treasurer, with respect to Seven States. Such Executive Officer shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer.  The Parties acknowledge that these security procedures are commercially reasonable.

10.14 Patriot Act Disclosure.

Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires the Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it.  Accordingly, the Parties acknowledge that Section 326 of the USA PATRIOT Act and the Escrow Agent’s identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the Parties identity including without limitation name, address and organizational documents (“identifying information”). The Parties agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.

10.15 No Novation.

The amendment and restatement of the Prior Escrow Agreement by this Agreement shall not constitute a novation or termination of the obligations and covenants of the Parties thereunder, but shall constitute an amendment and restatement of the obligations and covenants of the Parties under such Prior Escrow Agreement and each of the Parties hereby reaffirms all such obligations and covenants under the Prior Escrow Agreement as amended and restated hereby.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

SEVEN STATES SOUTHAVEN, LLC

By:
Name:   Jack W. Simmons
Title:     President and Chief Executive Officer

TENNESSEE VALLEY AUTHORITY

By:
Name:   John G. Trawick
Title: Senior Vice President, Commercial Operations & Pricing

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:
Name:  Heather Talbott
Title:    Executive Director

Address:
JPMorgan Chase Bank, National Association
383 Madison Avenue, 8th Floor
Mail Code NY1-MO76
New York, New York 10179
Attn: Heather Talbott
Fax: 917-464-2427

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COBANK, ACB,
as a Lender

By:
Name:  Brett A. Challenger
Title:    Vice President

Address:
CoBank, ACB
Energy Services Group
5500 S. Quebec Street
Greenwood Village, Colorado
Attn: Brett A. Challenger
Fax: 303-796-1523

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wachovia Bank, National Association), as a Lender

By:
Name:  Patrick Hennessey
Title:    Senior Vice President

Address:
Wells Fargo Bank, National Association
360 Interstate North Parkway
Suite 500, G0147-054
Atlanta, Georgia 30339
Attn: Mike Wilson
Fax: 678-589-4315

With a copy to:

Wells Fargo Bank, National Association
7711 Plantation Road
Roanoke, Virginia 24019
Attn: Specialized Loans
Fax: 704-715-0099

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:
Name:   Ilona Kandarova
Title:     Vice President

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EXHIBIT A

LOAN PURCHASE DOCUMENTS

1.	Assignment and Assumption Agreement between JPMorgan Chase Bank, National Association, as administrative agent and assignor, and Tennessee Valley Authority, as assignee.

2.	Assignment and Assumption Agreement between CoBank, ACB, as assignor, Tennessee Valley Authority, as assignee, and JPMorgan Chase Bank, National Association, as administrative agent.

3.
Assignment and Assumption Agreement between Wells Fargo Bank, National Association, as assignor, Tennessee Valley Authority, as assignee, and JPMorgan Chase Bank, National Association, as administrative agent.

4.	Certificate of Acceptance of Appointment of Administrative Agent, executed by Tennessee Valley Authority.

5.	Promissory Note, dated as of April 22, 2010, in the principal face amount of $269,711,914.20, by Seven States Southaven, LLC in favor of JPMorgan Chase Bank, National Association.

6.	Promissory Note, dated as of April 22, 2010, in the principal face amount of $149,998,569.80, by Seven States Southaven, LLC in favor of CoBank, ACB.

7.	Promissory Note, dated as of April 22, 2010, in the principal face amount of $30,000,000.00, by Seven States Southaven, LLC in favor of Wells Fargo Bank, National Association.

8.	Assignment of Collateral Assignment of Certain Rights Under, and Certain Agreements as to, Joint Ownership Agreement and Lease Agreement, executed by JPMorgan Chase Bank, National Association.

9.           Allonge to Promissory Note executed by JPMorgan Chase Bank, National Association.

10.	Allonge to Promissory Note executed by CoBank, ACB.

11.	Allonge to Promissory Note executed by Wells Fargo Bank, National Association.

12.	UCC-3 Assignment (Delaware) naming Tennessee Valley Authority as assignee with respect to UCC file number 2008 3305651.

EXHIBIT B

BUY-BACK DOCUMENTS

1.	Special Warranty Deed, executed by Seven States Southaven, LLC, with respect to certain real property located in Desoto County, Mississippi.

2.	Special Warranty Deed, executed by Seven States Southaven, LLC, with respect to certain real property located in Shelby County, Tennessee.

3.	Bill of Sale executed by Seven States Southaven, LLC and Tennessee Valley Authority.

4.	Assignment and Assumption Agreement executed by Seven States Southaven, LLC and Tennessee Valley Authority.

EXHIBIT C

FORM OF LOAN PURCHASE NOTICE

[Escrow Agent]
[Address]

Re:           Loan Purchase Notice

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Escrow Agreement (as amended, restated, supplemented, or otherwise modified, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement), dated April 22, 2010, among you, as Escrow Agent, Seven States Southaven, LLC, Tennessee Valley Authority, JPMorgan Chase Bank, National Association, as Administrative Agent and a Lender, and the other Lenders party thereto.  This Notice constitutes a Loan Purchase Notice as described in and delivered pursuant to Section 2.1 of the Agreement.

Notice is hereby given that the undersigned has received electronically transmitted payment of immediately available funds equal to the full Purchase Price (as defined in the Buy-Back Arrangements Agreement).  You are hereby instructed to take the following actions in the following order:

(1)	First, date each of the documents described as items 1 through [4] and [8] through [11] of Exhibit A to the Agreement as of [INSERT EFFECTIVE DATE]

(2)	Second, complete Section 6 of each of the Assignment and Assumption Agreements described as items 1 through [3] of Exhibit A to the Agreement with the following information:

(a)	With respect to item 1 of Exhibit A (JPMorgan):

Assignor	Assignee	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/Loans
JPMorgan Chase Bank, National Association	Tennessee Valley Authority	Term Loan A	$	$	%

(b)	With respect to item 2 of Exhibit A (CoBank)

Assignor	Assignee	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/Loans
CoBank, ACB	Tennessee Valley Authority	Term Loan A	$	$	%

(c)	With respect to item 3 of Exhibit A (Wells Fargo)

Assignor	Assignee	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/Loans
Wells Fargo Bank, National Association	Tennessee Valley Authority	Term Loan B	$	$	%

[(d)	Complete for all Assignees]

(3)	Third, deliver each of the Loan Purchase Documents described on Exhibit A to the Agreement by national overnight courier service to Tennessee Valley Authority at the following address:

Tennessee Valley Authority
400 W. Summit Hill Drive, WT 3D-K
Knoxville, TN  37902
Attn:  Senior Vice President, Commercial Operations & Pricing

(5)
Fourth, deliver a copy of each of the Loan Purchase Documents described on Exhibit A to the Agreement by national overnight courier service to JPMorgan Chase Bank, National Association, at the following address:

JPMorgan Chase Bank, National Association
383 Madison Avenue, 8th Floor
Mail Code NY1-MO76
New York, New York 10179
Attn: Heather Talbott
Fax: 917-464-2427

Very truly yours,

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
as Administrative Agent

By: ___________________________
Name:
Title:

cc:

Tennessee Valley Authority
400 W. Summit Hill Drive
Knoxville, TN  37902
Attn:  Senior Vice President, Commercial Operations & Pricing

EXHIBIT D

FORM OF BUY-BACK NOTICE

[Escrow Agent]
[Address]

Re:           Buy-Back Notice

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Escrow Agreement (as amended, restated, supplemented, or otherwise modified, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement), dated April 22, 2010, among you, as Escrow Agent, Seven States Southaven, LLC, Tennessee Valley Authority, JPMorgan Chase Bank, National Association, as Administrative Agent and a Lender, and the other Lenders party thereto.  This Notice constitutes a Buy-Back Notice as described in and delivered pursuant to Section 2.2 of the Agreement.

You are hereby instructed to take the following actions in the following order:

(1)	First, comply with and complete all instructions set forth in any Loan Purchase Notice you receive or have received from JPMorgan Chase Bank, National Association

(2)	Second, date each of the documents described as items [1] through [4] of Exhibit B to the Agreement as of [INSERT BUY-BACK PURCHASE DATE]

(3)	Third, deliver each of the Buy-Back Documents described on Exhibit B to the Agreement by national overnight courier service to Tennessee Valley Authority at the following address:

Tennessee Valley Authority
400 W. Summit Hill Drive, WT 3D-K
Knoxville, TN  37902
Attn:  Senior Vice President, Commercial Operations & Pricing

Very truly yours,

TENNESSEE VALLEY AUTHORITY

By: __________________________
Name:
Title:

SEVEN STATES SOUTHAVEN, LLC

By: __________________________
Name:
Title:
Title:

EXHIBIT E

FEES

The annual administration fee of $2,500 for administering that certain Amended and Restated Escrow Agreement (as amended, restated, supplemented, or otherwise modified, the “Agreement”), dated April 22, 2010, among Seven States Southaven, LLC, Tennessee Valley Authority, JPMorgan Chase Bank, National Association, as Administrative Agent, Escrow Agent and a Lender, and the other Lenders party thereto, will be payable to the Escrow Agent upon invoice.  Such fee is non-refundable and will not be pro rated.

Out of pocket expenses such as, but not limited to postage, courier, overnight mail, insurance, money wire transfer, long distance telephone charges, facsimile, stationery, travel, legal or accounting, and other out of pocket costs, will be billed at cost and shall be promptly paid.

These fees do not include extraordinary services which will be priced according to time and scope of duties and shall be promptly paid.  The fees shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Agreement.

EXHIBIT F

TELEPHONE NUMBER(S) AND AUTHORIZED SIGNATURE(S) FOR

PERSON(S) DESIGNATED TO GIVE TRANSFER INSTRUCTIONS

Tennessee Valley Authority:

Name	Telephone Number	Signature

1. Kimberly S. Greene	865-632-4049	__________________________

2. John M. Hoskins	865-632-3366	___________________________

3. John G. Trawick	865-632-3241	___________________________

Seven States Southaven, LLC:

Name	Telephone Number	Signature

1.	______________________	___________________	___________________

2.	______________________	___________________	___________________

3.	______________________	___________________	___________________

JPMorgan Chase Bank, National Association:

Name	Telephone Number	Signature

1.	______________________	___________________	___________________

2.	______________________	___________________	___________________

3.	______________________	___________________	___________________

EXHIBIT E

Form of Allonge

FORM OF ALLONGE TO PROMISSORY NOTE

________ ___, 20___

Pay to the order of TENNESSEE VALLEY AUTHORITY, WITHOUT REPRESENTATION, WARRANTY OR RECOURSE, the promissory note described below to which this Allonge is affixed:

Promissory Note, dated April ___, 2010, made by Seven States Southaven, LLC payable to the order of [LENDER] in the original principal amount of __________ ($__________).

[LENDER]

By:____________________________
Name:
Title:

EXHIBIT F

Form of UCC Assignment Documents

(see attached)

EXHIBIT G

How to Find TVA’s Annual and Quarterly Reports

TVA files annual and quarterly reports with the SEC.  Annual financial information about TVA can be found in TVA’s Annual Report filed on Form 10-K.  Interim financial information can be found in TVA’s Quarterly Reports filed on Form 10-Q.  TVA’s annual and quarterly reports are available to the public from the SEC’s website at www.sec.gov and from TVA’s website at www.tva.gov.  Additionally, TVA’s annual and quarterly reports may be read and copied at the SEC’s public reference room in Washington, D.C.  Information about the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

EXHIBIT H

Form of Purchase Price Notice

______ __, 20__

Tennessee Valley Authority
400 W. Summit Hill Drive, WT 4C-K
Knoxville, TN 37902
Attn:  Treasurer
Fax:  865-632-6673

Tennessee Valley Authority
One Century Plaza, 26 Century Blvd., OCP 1F-NST
Nashville, TN 37229
Attn:  Executive Vice President, Customer Resources
Fax:  615-232-6014

Re:           Purchase Price Notice

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Buy-Back Arrangements (Including Loan Purchase), dated as of April 22, 2010 (as amended, restated, supplemented or otherwise modified, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement), among Tennessee Valley Authority, JPMorgan Chase Bank, National Association, and the other Lenders identified therein.

This notice constitutes a “Purchase Price Notice” delivered pursuant to the Agreement and the Loan Purchase Notice previously delivered by the undersigned to you.  The Purchase Price is [INSERT PURCHASE PRICE], consisting of the following amounts as of [______ __, 20__]2 (the “Loan Purchase Date”):

Principal:                                $_______________
Accrued Interest:                 $_______________
Fees and Expenses:             $_______________

If the Purchase Price is received after [______], Eastern Standard Time on the Loan Purchase Date, the additional per diem interest will be $[__________] per day.  The amounts set forth above are based on the assumption that after the date hereof, no new loans are made, no payments are made on any loans and there is no change in the interest rate on the loans, in each case, under the Credit Agreement.  In the event that any such events occur on or prior to the Loan Purchase Date, the undersigned will deliver to TVA a substitute Purchase Price Notice reflecting the adjusted Loan Purchase Amount.

Upon receipt of the Purchase Price in immediately available funds no later than the Loan Purchase Date, the undersigned will direct the Escrow Agent to complete and deliver the Loan Purchase Documents (as defined in the Escrow Agreement) to you.

Very truly yours,

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
as Administrative Agent

By: ___________________________
Name:
Title:

2 Note to Administrative Agent:  Insert date for which the Purchase Price payoff was determined.